IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re: Ecotality, Inc.)	CASE NO. 2:13-BK-16127 (RJH)
)	**BUSINESS AND INDUSTRY MONTHLY OPERATING REPORT**
)	MONTH OF January 31, 2014
)	DATE PETITION FILED: 9/16/2013
Debtor)	TAX PAYER ID NO. : 68-0515422

Nature of Debtor's Business: In process of liquidating and transitioning remaining assets

DATE DISCLOSURE STATEMENT FILED ________ TO BE FILED X

DATE PLAN OF REORGANIZATION FILED ________ TO BE FILED X

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE PARTY:

/Susie Herrmann/	CFO
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE
Susie Herrmann, CFO	2/14/2014
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

ORIGINAL SIGNATURE OF PREPARER	TITLE
PRINTED NAME OF PREPARER	DATE

PERSON TO CONTACT REGARDING THIS REPORT: Susie Herrmann

PHONE NUMBER: 602-686-6270

ADDRESS: PO Box 20336, Phoenix, AZ 85036-0336

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE PAPER COPY WITH U.S. TRUSTEE'S OFFICE

Case Number: 2:13-BK-16127 (RJH)

CURRENT MONTH"S RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS													
	Operating	Savings	Payroll-FSA	Payroll	Lloyds TSB	Adeq Assurance Utility Deposit	Chapter 7 Bankruptcy	Creditors' Committee Carve Out	Merrill Lynch Investment	Petty Cash	Innergy Operating	Innergy Payroll	Innergy Incoming Wires	**Total**
	# 1311	# 0819	# 1770	# 2028	# 0434	# 4411	# 4424	# 4602	#7005		# 6103	# 6116	# 6129	
Balance at Beginning of Period	1,077,650.24	6.38	2,374.92	5,316.49	-	124,000.00	10,000.00	30,000.00	258.34	136.26	181,151.84	386.46	121,763.55	1,553,044.48
RECEIPTS														
Cash Sales														-
Accounts Receivable													29,400.00	29,400.00
Loans and Advances														-
Sale of Assets														-
Transfers from Other DIP Accounts	264.72			30,000.00	6,124.77						151,550.01			187,939.50
COBRA reimbursement	15,440.03													15,440.03
2012 State Income Tax Refund	7,500.00													7,500.00
Other - Collection of pre-petition phor	4,454.00													4,454.00
Other - Clear O/S reconciling items											459.20			459.20
Other - Refund for closed Utilities											205.99			205.99
Other - Collection on behalf of buyer	1,993.61													1,993.61
														-
TOTAL RECEIPTS	29,652.36	-	-	30,000.00	6,124.77	-	-	-	-		152,215.20	-	29,400.00	247,392.33
DISBURSEMENTS														
Business - Ordinary Operations														-
Business - Labor Expenses	50,692.00			32,738.90										83,430.90
Capital Improvements														-
Pre-Petition Debt														-
Transfers to Other DIP Accounts	30,350.00	6.38							258.34		12,000.00	386.46	151,163.55	194,164.73
Other (attach list)														-
														-
														-
Reorganization Expenses:														-
Attorney Fees	51,280.10										17,982.50			69,262.60
Accountant Fees					6,124.77									6,124.77
Other Professional Fees	17,785.18										550.00			18,335.18
U. S. Trustee Quarterly Fee	16,250.00													16,250.00
Court Costs														-
														-
TOTAL DISBURSEMENTS	166,357.28	6.38	-	32,738.90	6,124.77	-	-	-	258.34	-	30,532.50	386.46	151,163.55	387,568.18
Balance at End of Month	940,945.32	-	2,374.92	2,577.59	-	124,000.00	10,000.00	30,000.00	-	136.26	302,834.54	-	-	1,412,868.63

*Information provided above should reconcile with balance sheet and income statement amounts

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:	
Total Disbursements From Above	387,568.18
Less: Transfers to Other DIP Accounts	(194,164.73)
Plus: Estate Disbursements Made by Outside Sources (payments from escrow; 2-party check; etc.)	
Total Disbursements for Calculating Quarterly Fees	193,403.45

Case Number: 2:13-BK-16127 (RJH)

INCOME STATEMENT

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) year-to-date and filing-to-date information is provided, and (3) if reorganization expenses are segregated in the statement.

REVENUES	Current Month	Year to Date	Total SInce Filing
Gross Revenue	-	-	268,814.00
Less: Returns & Discounts	-	-	-
Net Revenue	-	-	268,814.00
COST OF GOODS SOLD			
Material	-	-	85,496.70
Direct Labor	-	-	30,921.47
Direct Overhead (attach detail)	-	-	-
Total Cost of Goods Sold	-	-	116,418.17
GROSS PROFIT	-	-	152,395.83
OPERATING EXPENSES			
Officer/Insider Compensation	14,230.76	14,230.76	218,921.93
Selling & Marketing (attach detail)	-	-	-
General & Administrative (attach detail)	136,294.11	136,294.59	1,333,003.70
Other Expenses (attach detail)	-	-	-
Total Operating Expenses	150,524.87	150,525.35	1,551,925.63
Income Before Non-operating Income and Expense	(150,524.87)	(150,525.35)	(1,399,529.80)
OTHER INCOME & (EXPENSE)			
Other Income (attach list)	4,454.00	4,454.00	(17,615.79)
Other Expense (attach list)	-	-	8,940.23
Interest Expense	-	-	(74,306.33)
Depreciation/Depletion	-	-	(5,719.82)
Amortization	-	-	(2,083.33)
Net Other Income & Expense	4,454.00	4,454.00	(90,785.04)
Income Before Reorganization Expense	(146,070.87)	(146,071.35)	(1,490,314.84)
REORGANIZATION EXPENSES			
Professional Fees	267,894.78	267,894.78	2,278,108.27
U.S. Trustee Fees	12,025.00	12,025.00	13,650.00
Other - Impairment Loss	-	-	8,270,805.86
Other - Mexico Wind Down	4,882.50	4,882.50	47,645.50
Total Reorganization Expenses	284,802.28	284,802.28	10,610,209.63
Income Tax	-	-	-
NET PROFIT OR (LOSS)	(430,873.15)	(430,873.63)	(12,100,524.47)

ECOtality, Inc
Balance Sheet (Accrual Basis)
For the Period Ending January 31, 2014
Case Number: 2:13-BK-16127 (RJH)

	Current Period	Prior Period
Current assets:		
Unrestricted Cash	1,242,132	1,384,044
Restricted Cash	169,000	169,000
Receivables, net	24,675	44,519
Taxes Receivable	21,411	28,911
Due from Insider(s)	-	-
Inventory	-	0
Prepaid & other assets	717,709	812,325
Assets Held for Sale	189,758	189,758
Total current assets	2,364,686	2,628,557
Property & equipment:	-	-
Less: accum depr	-	-
Net property & equipment	-	-
Other assets:		
Intercompany Receivable (attach list)	90,032,681	85,996,088
Investment in Collaboratev	-	-
Total other assets	90,032,681	85,996,088
Total assets	92,397,366	88,624,645
Liabilities & Equity		
Post-Petition Liabilities		
Accounts payable	343,789	153,305
Accrued Taxes	-	-
Accrued Payroll	22,937	14,338
Accrued Legal	207,314	242,930
Intercompany Payable (attach list)	4,141,132	145,149
Accrued liabilities (attach list)	69,547	42,827
Total post-petition liabilities	4,784,719	598,548
Pre-Petition Liabilities		
Secured Debt	187,500	187,500
Unsecured Debt	5,000,000	5,000,000
Intercompany Payable (attach list)	719,929	719,929
Other (attach list)	1,071,354	1,064,475
	0	
Total Pre-Petition Liabilities	6,978,783	6,971,904
Shareholder's equity:		
Pre-Petition Equity		
Common stock	33,529	33,529
Preferred Stock	1,744	1,744
Paid in capital	136,003,909	136,003,909
Retained earnings at acquisition	-	-
Retained earnings since acquisition	(43,277,866)	(43,277,866)
Foreign Currency Translation Adj	0	
Total Pre-Petition Equity	92,761,316	92,761,316
	-	
Post-Petition Cumulative Profit(Loss)	(12,100,524)	(11,669,651)
Direct Changes to Equity (Employee Stock & Option Vesting)	(33,053)	(37,473)
Direct Changes to Equity (Write-off of Related Party Debt/Receivable)	6,125	-
Total equity	80,633,863.73	81,054,192.21
Total liabilities & equity	92,397,366	88,624,645

Case Number: 2:13-BK-16127 (RJH)

STATUS OF ASSETS

*Information provided on this page should reconcile with balance sheet amounts

ACOUNTS RECEIVABLE	TOTAL	0-30 Days	31-60 Days	60+ Days
Total Accounts Receivable	24,675.40	9,556.67	15,118.73	-
Less Amount Considered Uncollectible	-			
Net Accounts Receivable	24,675.40	9,556.67	15,118.73	-

DUE FROM INSIDER	
Schedule Amount	-
Plus: Amount Loaned Since Filing Date	-
Less: Amount Collected Since Filing Date	-
Less: Amount Considered Uncollectible	-
Net Due From Insiders	-

INVENTORY		
Beginning Inventory		-
Plus: Purchases		-
Less: Cost of Goods Sold		-
Ending Inventory	-	-

Date Last Inventory was taken: 9/30/2013

FIXED ASSETS	SCHEDULE AMOUNT	ADDITIONS	DELETIONS	Book Value
Real Property				
Buildings	575,615.00		(575,615.00)	-
Accumulated Depreciation	101,486.34		(101,486.34)	-
Net Buildings	474,128.66			-
Equipment	1,575,869.64		(1,575,869.64)	-
Accumulated Depreciation	1,571,246.49		(1,571,246.49)	-
Net Equipment	4,623.15			-
Autos/Vehicles	-			-
Accumulated Depreciation	-			-
Net Autos/Vehicles	-			-
Furniture & Fixtures	129,426.36		(129,426.36)	-
Accumulated Depreciation	83,553.47		(83,553.47)	-
Net Furniture & Fixtures	45,872.89			-
Leasehold Improvements	26,630.69		(26,630.69)	-
Accumulated Depreciation	22,430.69		(22,430.69)	-
Net Leasehold Improvements	4,200.00			-

Provide a description of fixed assets added or deleted during the reporting period; include the date of Court order:

Case Number: 2:13-BK-16127 (RJH)

STATUS OF LIABILITIES AND SENSITIVE PAYMENTS

*Information provided on this page should reconcile with balance sheet and disbursement detail amounts

POST-PETITION LIABILITIES	TOTAL	0-30 Days	31-60 Days	61-90 Days	91+ Days
Accounts Payable *	343,789.24	231,151.88	65,430.96	9,972.41	37,233.99
Taxes Payable	-				
Notes Payable	-				
Professional Fees Payable	267,909.08	267,909.08	-		
Secured Debt	-				
Other (attach list)	4,173,021.00	61,701.47	40,395.71	74,544.90	3,996,378.92
Total Post-Petition Liabilities	4,784,719.32	560,762.43	105,826.67	84,517.31	4,033,612.91

*DEBTOR MUST ATTACH AN AGED ACCOUNTS PAYABLE LISTING

PAYMENTS TO INSIDERS AND PROFESSIONALS

Insiders

Name	Reason for Payment	Amount Paid this Month	Total Paid to Date
Hind Ravi Brar	Payroll	-	103,929.57
Murray Jones	Payroll	-	37,843.47
Susie Herrmann	Payroll	14,230.76	70,881.10
Daryl Magana	Board of Director Fees	-	1,958.33
Kevin Cameron	Board of Director Fees	-	2,458.33
Edwars S. Mead	Board of Director Fees	-	1,854.17
Total Payments to Insiders		14,230.76	218,924.97

Professionals

Name	Date of Court Order Authorizing Payment	Amount Aproved	Amount Paid this Month	Total Paid to Date
Nair & Co	9/30/2013	Up to $20K per month or $120K ttl	6,124.77	14,413.44
Kurtzman Carson Consultants, LLC	9/19/2013	NA	17,785.18	74,531.72
Wendy Larchick PC	9/30/2013	Up to $20K per month or $120K ttl	5,500.00	18,830.83
Armando Moreno Ibarra	9/30/2013	Up to $20K per month or $120K ttl	550.00	2,875.00
Hartman Titus, PLC	9/30/2013	Up to $20K per month or $120K ttl	-	7,928.00
Bustamante Escandon Y Pareyon SC	9/30/2013	Up to $20K per month or $120K ttl	17,982.50	17,982.50
Total Payments to Professionals			47,942.45	136,561.49

Case Number: 2:13-BK-16127 (RJH)

CASE STATUS

QUESTIONAIRE

	YES	NO
Have any funds been disbursed from any accounts other than a Debtor-in-Possession account?		X
Are any post-petition receivables (accounts, notes or loans) due from related parties?	X	
Are any wages past due?		X
Are any U. S. Trustee quarterly fees delinquent?		X

Provide a detailed explaination of any "YES" answers to the above questions: (attach additional sheets if needed)

Business expenses received/paid by related party passed to company through intercompany receivable/payable accounts.

Current number of employees: 6

INSURANCE

Carrier & Policy Number	Type of Policy	Period Covered	Payment Amount & Frequency
UnitedHealthCare - 626059	Medical, Dental & Vision	Month-to-Month	Monthly/Varies based on participants
UnitedHealthCare Speciality Benefits - 303571	Supp Life, ST & LT Disability	Month-to-Month	Monthly/Varies based on participants
Travelers - 4B08288 UB	Workers Comp	2/25/13 - 2/25/14	Monthly/$5,539.91
Travelers - 8106C868 CUP	Umbrella Policy	3/1/13 - 3/1/14	Monthly/$5,665.70
Travelers - 8106C868 630	Commerical Pkg	3/1/13 - 3/1/14	Monthly/$880.12
Travelers - 8106C868 810	Automobile	3/1/13 - 3/1/14	Monthly/$5,095.51
Indian Harbor Insurance - MTP003688901	Professional Liab	3/1/13 - 3/1/14	Annual/$15,064
Travelers Casualty - 105753436	Crime	3/1/13 - 3/1/14	Annual/$7,373
Federal Insurance Company - 82346606	Special Risk	3/1/13 - 3/1/14	Annual/$3,059
Travelers Prop & Cas. - ZOC15N2493213ND	Cargo	2/19/13 - 2/19/14	Annual/$9,500
Chubb & Son - 3760 1120 1542 001C	Excess Liability	3/1/13 - 3/1/14	QRTLY/$7,086.24
Liberty Mutual Group - DO4N717527005	D&O Coverage	10/11/13 - 10/11/14	Annual/$130,000
Liberty Mutual Group - DO4N717527006	D&O Coverage	10/11/13 - 10/11/14	Annual/$195,000
Berkley Insurance Co. - 11141191	D&O Coverage	10/11/13 - 10/11/14	Annual/$70,909
Philadelphia Indemnity Ins. Co - PHSD887291	Employment Practices	10/12/13 - 10/11/14	Annual/$26,193

What steps have been taken to remedy the problems which brought on the chapter 11 filing?

The Company is in the process of liquidating its assets for the benefit of creditors.

Identify any matters that are delaying the filing of a plan of reorganization:

None

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: January 31, 2014

Account # 1311

Bank Name Bank of America - Ecotality Operating

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
01/03/2014	ADP	Payroll Processing Fee	3,917.32
01/06/2014	ADP	Payroll Taxes	4,735.65
01/06/2014	Transfer to Payroll Account	transfer to cover weekly payroll	10,000.00
01/14/2014	ADP	Payroll Taxes	4,429.93
01/14/2014	Transfer to Payroll Account	transfer to cover weekly payroll	10,000.00
01/15/2014	Bank of America	Bank analysis fee	2,329.35
01/21/2014	ADP	Payroll Taxes	4,203.64
01/21/2014	Transfer to Payroll Account	transfer to cover weekly payroll	10,000.00
01/27/2014	RDG Filings	EDGAR services	1,050.00
01/27/2014	ADP	Payroll Taxes	2,890.09
01/27/2014	Transfer to ECO Stores, Inc.	transfer to cover checks written	200.00
01/28/2014	ADP	Payroll Taxes	4,035.66
01/29/2014	Transfer to ECO Stores, Inc.	transfer to cover checks written	150.00
01/31/2014	ADP	Payroll Processing Fee	3,917.32
		Total Cash/Electronic Disbursements	61,858.96

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
7294	01/15/2014	Merrill Communications	Void check written in December	-2,539.61
7308	01/03/2014	Bradley A. Martin	IT Professional Svc - transition wind down	165.00
7309	01/03/2014	SRP	Utilities	33.46
7310	01/03/2014	Travelers	Business Insurance - VOID	0.00
7311	01/03/2014	UnitedHealthcare Specialty Benefits	Medical Insurance	279.22
7312	01/03/2014	Wendy L. Larchick PC	Co. Counsel - transition wind down	950.00
7313	01/13/2014	Beverly Frye	Employee reimb - office supplies	264.98
7314	01/13/2014	City of Scottsdale-Post petition	Utilities	13.58
7315	01/13/2014	SRP	Utilities - VOID check	0.00
Total checks listed on this page				(833.37)
Total checks listed on continuation pages				107,068.59

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	168,094.18

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL
CONTINUATION SHEET

Month: January 31, 2014
Account # 1311

Bank Name Bank of America - Ecotality Operating

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
7316	01/13/2014	UnitedHealthcare	Medical Insurance	21,962.29
7317	01/13/2014	Wendy L. Larchick PC	Co. Counsel - transition wind down	2,000.00
7318	01/23/2014	Wendy L. Larchick PC	Co. Counsel - transition wind down	1,750.00
7319	01/23/2014	U.S. Trustee Payment Center	Quarterly Trustee Fee	10,400.00
7320	01/23/2014	Kurtzman Carson Consultants	Bankruptcy Consultant	17,785.18
7321	01/23/2014	Jennings,Strouss & Salmon, I	Creditor committee attorney	18,802.50
7322	01/23/2014	Discovery Benefits	Employee benefits admin fee	41.66
7323	01/23/2014	Beverly Frye	Employee reimb - office supplies	37.46
7324	01/23/2014	U.S. Trustee Payment Center	Quarterly Trustee Fee	325.00
7325	01/23/2014	U.S. Trustee Payment Center	Quarterly Trustee Fee	325.00
7326	01/23/2014	U.S. Trustee Payment Center	Quarterly Trustee Fee	4,875.00
7327	01/23/2014	U.S. Trustee Payment Center	Quarterly Trustee Fee	325.00
7328	01/27/2014	Dept of Motor Vehicles	Duplicate title fee	19.00
7329	01/29/2014	NRAI	Registered Agent	330.75
7330	01/29/2014	Parker Schwartz, PLLC	Attorney Fee	26,977.60
7331	01/29/2014	SRP	Utilities	32.93
7332	01/29/2014	UnitedHealthcare Specialty B	Medical Insurance	279.22
7333	01/29/2014	Wendy L. Larchick PC	Co. Counsel - transition wind down	800.00
7334	01/29/2014	NRAI	Registered Agent - VOID	0.00

TOTAL DISBURSEMENTS - THIS PAGE	107,068.59

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: January 31, 2014

Account # 0819

Bank Name Bank of America - Ecotality Savings

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
01/22/2014	Transfer to Ecotality Operating A	zero out balance to close account	6.38
		Total Cash/Electronic Disbursements	6.38

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				-
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	6.38

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: January 31, 2014

Account # 1770

Bank Name Bank of America - Ecotality Payroll FSA

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
		Total Cash/Electronic Disbursements	-

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				-
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	-

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: January 31, 2014

Account # 2028

Bank Name Bank of America - Ecotality Payroll

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
		Total Cash/Electronic Disbursements	-

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
1251	01/08/2014	Employee	Pay Period 12/30/13 to 1/5/14	1,241.71
1252	01/08/2014	Employee	Pay Period 12/30/13 to 1/5/14	2,006.36
1253	01/08/2014	Employee	Pay Period 12/30/13 to 1/5/14	2,257.56
1254	01/08/2014	Employee	Pay Period 12/30/13 to 1/5/14	2,233.43
1255	01/08/2014	Employee	Pay Period 12/30/13 to 1/5/14	845.87
1256	01/15/2014	Employee	Pay Period 1/6/14 to 1/12/14	1,237.04
1257	01/15/2014	Employee	Pay Period 1/6/14 to 1/12/14	1,460.04
1258	01/15/2014	Employee	Pay Period 1/6/14 to 1/12/14	2,257.56
1259	01/15/2014	Employee	Pay Period 1/6/14 to 1/12/14	2,229.10
1260	01/15/2014	Employee	Pay Period 1/6/14 to 1/12/14	824.85
1261	01/22/2014	Employee	Pay Period 1/13/14 to 1/19/14	1,237.04
1262	01/22/2014	Employee	Pay Period 1/13/14 to 1/19/14	1,460.05
1263	01/22/2014	Employee	Pay Period 1/13/14 to 1/19/14	2,257.56
1264	01/22/2014	Employee	Pay Period 1/13/14 to 1/19/14	2,229.11
1265	01/22/2014	Employee	Pay Period 1/13/14 to 1/19/14	884.66
1266	01/29/2014	Employee	Pay Period 1/20/14 to 1/26/14	1,237.03
1267	01/29/2014	Employee	Pay Period 1/20/14 to 1/26/14	1,460.05
1268	01/29/2014	Employee	Pay Period 1/20/14 to 1/26/14	2,257.56
1269	01/29/2014	Employee	Pay Period 1/20/14 to 1/26/14	2,229.10
1270	01/29/2014	Employee	Pay Period 1/20/14 to 1/26/14	893.22
Total checks listed on this page				32,738.90
Total checks listed on continuation pages				-

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	32,738.90

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: January 31, 2014
Account # 0434
Bank Name Lloyds TSB (USD)

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
1/7/2014	Nair & Co	Prof. Svc-wind down Aust/Asia	901.38
1/7/2014	Nair & Co	Prof. Svc-wind down Aust/Asia	2,445.46
1/21/2014	Nair & Co	Prof. Svc-wind down Aust/Asia	1,380.34
1/29/2014	Nair & Co	Prof. Svc-wind down Aust/Asia	1,397.59
		Total Cash/Electronic Disbursements	6,124.77

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				-
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	6,124.77

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: January 31, 2014

Account # 7005

Bank Name Merrill Lynch

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
01/21/2014	Transfer to Ecotality Operating A	zero out balance to close account	258.34
		Total Cash/Electronic Disbursements	258.34

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				-
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	258.34

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: January 31, 2014

Account #

Bank Name Petty Cash

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
		Total Cash/Electronic Disbursements	-

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				-
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	-

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: January 31, 2014
Account # # 6103
Bank Name IPC Operating

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
1/6/14	Bustamante Escandon Y Pareyon	Attorney services for Mexico wind down	17,982.50
1/15/14	Transfer to ECO Stores	Fund Mexico wire for payroll taxes	12,000.00
		Total Cash/Electronic Disbursements	29,982.50

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
4771	1/3/14	Armando Moreno-Ibarra	Mexico Payroll & Accounting	550.00
Total checks listed on this page				550.00
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	30,532.50

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: January 31, 2014

Account # # 6116

Bank Name IPC Payrol

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
1/22/14	Transfer to Innergy Operating Acco	zero out balance to close account	386.46
		Total Cash/Electronic Disbursements	386.46

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				-
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	386.46

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: 10/31/13

Account # # 6129

Bank Name IPC Incoming Wires

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
1/22/2014	Transfer to Innergy Operating Ac	zero out balance to close account	151,163.55
		Total Cash/Electronic Disbursements	151,163.55

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				-
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	151,163.55

Ecotality, Inc.
Case Number: 2:13-BK-16127 (RJH)
General and Administrative Expenses
January 31, 2014

OPERATING EXPENSES General & Administrative (attach detail)	Current Month	Year to Date	Total Since Filing
Accounting Services	-	-	5,800.00
Business Insurance	38,761.80	38,761.80	179,885.70
Dues & Subscriptions	482.08	482.08	3,405.73
Investor Relations	-	-	-
Legal Fees	-	-	10,604.67
License & Permits	61.19	61.19	439.19
Marketing (including conferences, website maint & URL)	-	-	549.75
Miscellaneous Expenses	6,178.07	6,178.07	38,303.02
Office Expenses (supplies, postage)	973.82	973.82	5,103.22
Parking	-	-	30.00
Payroll Expenses	77,157.72	77,157.72	453,111.31
Payroll Expense - Workers Comp Insurance	20,076.06	20,076.06	(24,491.83)
Equity Compensation	4,419.90	4,419.90	(15,088.88)
Less: Officer Compensation	(14,230.76)	(14,230.76)	(212,654.14)
Professional Fees (including equity based prof. fees)	1,434.59	1,435.07	899,875.03
Property Taxes	484.19	484.19	2,380.80
Public Relations	-	-	11,875.00
Rent	-	-	23,776.27
Tax Penalties & Interest	-	-	4,768.22
Travel & Entertainement	-	-	1,194.56
Utilities (water, electric, internet, phone)	495.45	495.45	7,044.16
Allocate Marketing costs to subsidiary	-	-	(25,174.12)
Allocate IT costs to subsidiary	-	-	(37,733.96)
	136,294.11	136,294.59	1,333,003.70

Ecotality, Inc.

Case Number: 2:13-BK-16127 (RJH)

Other Income

January 31, 2014

OTHER INCOME & (EXPENSE)	Current Month	Year to Date	Total SInce Filing
Other Income (attach list)			
Interest Income		-	37.80
Miscellaneous Income	-	-	-
Collection of Pre-Petition Phone Credit	4,454.00	4,454.00	4,454.00
Gain(loss) Equity Method Investment *		-	(22,107.59)
Gain(loss) Disposal of Assets	-	-	-
	4,454.00	4,454.00	(17,615.79)

Ecotality, Inc.
Case Number: 2:13-BK-16127 (RJH)
Other Expense
January 31, 2014

OTHER INCOME & (EXPENSE)	Current Month	Year to Date	Total SInce Filing
Other Expense (attach list)			
Gain(loss) on foreign currency exchange for loan to Ecotality Australia subsidiary	-	-	8,940.23
	-	-	8,940.23

Case Number: 2:13-BK-16127 (RJH)

Inter Company Receivables / Payables

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	Current Period	Prior Period
Pre Petition Inter Company Payable		
Due To Ecotality Stores, Inc.	-	-
Due to Portable Energy de Mexico, SA DEC V	(719,929.49)	(719,929.49)
Total Pre Petition Intercompany Payable	(719,929.49)	(719,929.49)
Post Petition Inter Company Payable		
Due To Electric Transportation Engineering Corp	(3,978,744.00)	-
Due To Ecotality Stores, Inc.	(151,494.10)	(137,810.17)
Due to Portable Energy de Mexico, SA DEC V	(10,893.94)	(7,338.59)
Total Post Petition Payable	(4,141,132.04)	(145,148.76)
Pre and Post Petition Inter Company Receivable		
Due From Electric Transportation Engineering Corp	86,153,187.16	82,148,627.86
Due From Ecotality Stores, Inc.	3,844,593.09	3,832,243.29
Due From Ecotality Asia Pacific Limited	15,216.38	15,216.38
Due From Portable Energy de Mexico, SA DEC V	19,683.93	-
Total Pre and Post Petition Receviable	90,032,680.56	85,996,087.53

Total Inter Company Receivables / (Payables)	Current Period	Prior Period
Due From Electric Transportation Engineering Corp	82,174,443.16	82,148,627.86
Due From Ecotality Stores, Inc.	3,693,098.99	3,694,433.12
Due From Ecotality Asia Pacific Limited	15,216.38	15,216.38
Due To Portable Energy de Mexico, SA DEC V	(711,139.50)	(727,268.08)
TOTAL Inter Company	85,171,619.03	85,131,009.28

Note: Inter company balances are a net of payables and receivables by entity

*Reclassed intercompany payable to ETEC (previously netted from the Intercompany Recievable) to show separately and to agree this schedule to how these balances are presented in the Electric Transportation Engineering Corporation filing.

Ecotality, Inc.

Case Number: 2:13-BK-16127 (RJH)

Post-Petition Accrued Liabilities

January 31, 2014

POST-PETITION ACCRUED LIABILITIES	Current Period	Prior Period
Accrued Interest	4,375.00	4,375.00
Accrued Utilities	-	1,368.19
Accrued Professional Fees	60,594.86	34,500.00
Misc. Accrual	4,576.94	2,583.33
	69,546.80	42,826.52

Ecotality, Inc.

Case Number: 2:13-BK-16127 (RJH)

Pre-Petition Liabilities

January 31, 2014

PRE-PETITION LIABILITIES	Current Period	Prior Period
Accounts Payable	651,106.45	644,207.43
Accrued Payroll	84,224.91	84,244.91
Accrued Legal	22,770.30	22,770.30
Accrued Interest	52,604.17	52,604.17
Accrued Contract Payments	221,148.99	221,148.99
Accrued Board Fees	39,498.95	39,498.95
Misc. Accruals	-	-
	1,071,353.77	1,064,474.75

Ecotality, Inc.
Case Number: 2:13-BK-16127 (RJH)
Accounts Payable
January 31, 2014

	1 - 30	31 - 60	61 - 90	> 90	TOTAL
ABM	-	-	-	562.50	562.50
Akin Gump Strauss Hauer & Feld LLP	179,600.83	32,596.10	-	-	212,196.93
Antenna Group LLC	-	-	-	15,000.00	15,000.00
Aprea & Micheli, Inc.	-	-	1,250.00	1,875.00	3,125.00
Arrowhead	-	15.00	15.00	-	30.00
Benesch Frien-llander Coplan & Aronoff LLP	-	-	638.00	-	638.00
Beverly Frye	47.06	-	-	-	47.06
Bryan Cave LLP	903.50	1,171.50	2,687.00	773.00	5,535.00
Burns Barton, LLP	1,342.50				1,342.50
Corporate Stock Transfer	-	-	111.44	224.57	336.01
Digital -The Fruth Group	257.25	713.49	-	-	970.74
Discovery Benefit Claim Fund	20.00	-	-	-	20.00
Discovery Benefits	41.66	-	-	-	41.66
Farella Braun & Martel LLP	-	4,002.06	4,659.05	-	8,661.11
Jennings,Strouss & Salmon, PLC	4,679.40	6,058.90	-	-	10,738.30
Kurtzman Carson Consultants LLC	21,390.93				21,390.93
M2M One	-	330.00	-	880.00	1,210.00
Merrill Communications	507.92	3,115.26	-	-	3,623.18
MR Copy (CCV Payments)	-	35.79	28.15	-	63.94
MT Data	-	-	-	577.50	577.50
Nair & Co	2,653.90	-	-	-	2,653.90
NASDAQ OMX	-	4,375.00	-	-	4,375.00
NRAI	-	-	378.00	-	378.00
Oregon Dept. of Revenue -	-	237.37	-	-	237.37
Over The Wire	-	-	-	437.25	437.25
Parker Schwartz, PLLC	6,700.40	9,964.40	-	-	16,664.80
ScreenSpaces, Inc.	-	-	-	549.75	549.75
SRP	-	5.40	-	-	5.40
TPG The Piacent Group, Inc.	-	-	-	15,750.00	15,750.00
UnitedHealthcare	5,376.19	-	-	-	5,376.19
Xerox	191.38	95.69	-	-	287.07
Armando Moreno-Ibarra	-	2,700.00	-	-	2,700.00
Arrowhead	-	15.00	15.00	68.26	98.26
Bustamante Escandon Y Pareyon SC	4,882.50	-	-	-	4,882.50
Canon Financial Services, Inc.	-	-	-	294.85	294.85
City of San Diego	61.19	-	-	-	61.19
Cox Business	1,347.34				1,347.34
Digital -The Fruth Group	-	-	190.77		190.77
Federal Express	37.33				37.33
Pitney Bowes Global Financial	64.00	-	-	213.27	277.27
San Diego Gas & Electric	401.60	-	-	-	401.60
Sanyo Customs Brokerage	140.00	-	-	-	140.00
Underwriters Laboratories Inc	505.00	-	-	-	505.00
UPS Supply Chain Solutions	-	-	-	28.04	28.04
					-
					-
					-
TOTAL	231,151.88	65,430.96	9,972.41	37,233.99	343,789.24

Ecotality, Inc.

Case Number:	2:13-BK-16127 (RJH)

Post-Petition Liabilities
January 31, 2014

POST-PETITION LIABILITIES

Accrued Payroll	22,937.02
Accrued Interest	4,375.00
Accrued Utilities	0.00
Intercompany Payable	4,141,132.04
Misc. Accrual	4,576.94
	4,173,021.00